LOANS RECEIVABLE	12 Months Ended
Sep. 30, 2011
Notes to Financial Statements
LOANS RECEIVABLE

4.    LOANS RECEIVABLE

Loans receivable are summarized as follows:

	Sept ‘11	%Total	Sept ‘10	%Total
(in 000’s)
Commercial real estate loans	$114,351	18.7%	$118,858	19.9%
Commercial non-real estate loans	27,403	4.5%	30,929	5.2%
Commercial-construction loans	6,650	1.1%	5,526	0.9%
Commercial-land	15,751	2.6%	19,004	3.2%
Residential-construction loans	5,749	0.9%	4,320	0.7%
Residential-real estate loans	361,805	59.3%	337,885	56.6%
Consumer-Mobile home loans	38,285	6.3%	40,094	6.7%
Consumer-other	40,227	6.6%	40,807	6.8%
Total Loans	610,221	100.0%	597,423	100.0%
Less:
Allowance for loan losses	8,331		9,256
Deferred loan fees	1,619		1,532
Total Net Loans	$600,271		$586,635

Commercial real estate loans declined $4.5 million from September 30, 2010 to September 30, 2011 mainly due to paydowns and chargeoffs of commercial real estate loans in the amount of $1.6 million.  Commercial non-real estate loans declined $3.5 million from Septermber 30, 2010 to September 30, 2011 mainly due to loan payoffs from one customer relationship totaling $4.1 million.  Residential real estate loans increased $23.9 million from September 30, 2010 to September 30, 2011 mainly due to originations of 15 year term conforming one-to-four family mortgage loans.  At September 30, 2011 approximately $273 million of loans receivable were pledged as collateral securing advances from the FHLB.  The Company has loans that it services for others which amounted to $36,811 and $48,875 at September 30, 2011 and 2010, respectively.

Changes in the allowance for loan losses were as follows:

	Year Ended September 30,
	2011	2010	2009

Beginning balance - October 1	$9,256	$6,806	$5,545
Provision charged to operating expense	3,900	3,896	3,026
Recoveries	57	30	29
Loans charged off	(4,882)	(1,476)	(1,794)

Ending balance - September 30	$8,331	$9,256	$6,806

The amount of nonaccrual loans at September 30, 2011 and September 30, 2010 was approximately $10.1 million and $14.1 million, respectively.  The Company had total impaired loans of approximately $8.7 million and $10.5 million at September 30, 2011 and September 30, 2010, respectively.  The average investment in impaired loans was $10.3 million and $14.2 million for the years ended September 30, 2011 and 2010, respectively.  The amount of foregone interest on impaired loans was approximately $266 and $249, respectively.  The amount of loans over 90 days and still accruing was approximately $793 and $805 as of September 30, 2011 and 2010, respectively.  Specific reserves allocated to impaired loans totaled approximately $548 and $2.1 million as of September 30, 2011 and 2010, respectively.  The difference in specific reserves from September 30, 2010 to September 30, 2011 is due to the reserves being charged directly against the respective loans as of June 30, 2011.  Impaired loans totaling approximately $2.6 million and $2.0 million had no specific reserves allocated as of September 30, 2011 and 2010, respectively.

The effect on net interest income of troubled debt restructurings is insignificant for the twelve months ended September 30, 2011.

Allowance for Loan Losses and Recorded Investment in Loans for the Twelve Months Ended September 30, 2011

The allowance for possible loan losses is a reserve established through a provision for possible loan losses charged to expense, which represents management’s best estimate of probable losses that have been incurred within the existing portfolio of loans.  The allowance, in the judgment of management, is necessary to reserve for estimated loan losses and risks inherent in the loan portfolio.  The methodology is based on the Bank’s historical loss experience by type of credit and internal risk grade, specific homogeneous risk pools and specific loss allocations, with adjustments for current events and conditions.  The Company’s process for determining the appropriate level of the allowance for possible loan losses is designed to account for credit deterioration as it occurs.  The provision for possible loan losses reflects loan quality trends, potential problem loans, and criticized loans and net charge-offs, among other factors.  The provision for possible loan losses also reflects the totality of actions taken on all loans for a particular period.  In other words, the amount of the provision reflects not only the necessary increases in the allowance for possible loan losses related to newly identified criticized loans, but it also reflects actions taken related to other loans including, among other things, any necessary increases or decreases in required allowances for specific loans or loan pools.

The table below provides an allocation and rollforward of the quarter-end allowance for possible loan losses by loan type as of and for the year ended September 30, 2011; however, allocation of a portion of the allowance to one category of loans does not preclude its availability to absorb losses in other categories:

	Real Estate
(in thousands)	Commercial- real estate	Commercial-construction	Commercial- Land	Residential- construction	Residential- real estate	Commercial- non-real estate	Consumer- Mobile Homes	Consumer- Other	Total
Allowance for loan losses:

Beginning Balance	$2,402	$68	$1,076	$61	$4,173	$327	$640	$509	$9,256
Charge-offs	1,565	51	1,666	-	1,131	138	234	97	4,882
Recoveries	-	-	-	-	39	1	10	7	57
Provision	1,441	73	774	17	1,193	68	177	157	3,900
Ending balance	$2,278	$90	$184	$78	$4,274	$258	$593	$576	$8,331

Ending balance allocation:
Individually evaluated for impairment	$233	$-	$250	$-	$65	$-	$-	$-	$548

Collectively evaluated for impairment	$2,045	$90	$(66)	$78	$4,209	$258	$593	$576	$7,783

Loans: Ending Balance Collectively evaluated for impairment	$111,924	$5,629	$10,918	$5,749	$361,450	$27,345	$38,285	$40,227	$601,527

Ending Balance individually evaluated for impairment	$2,427	$1,021	$4,833	$-	$355	$58	$-	$-	$8,694

 Credit Quality Indicators

As of September 30, 2011

Commercial Credit Exposure

Credit Risk Profile by Internally Assigned Grade

Prime – Credits secured by cash (accounts held in the Bank), stocks, bonds (companies with debt ratings of “A” or better), U.S. Government securities with advance rates within Bank policy and cash value of insurance policies (with sound AM Best rating).

Excellent – Demonstrates exceptional credit fundamentals, including stable and predictable profit margins and cash flows, strong liquidity and conservative balance sheet. Significant historical cash flow coverage of existing and pro-forma debt service coverage. Credits rated Excellent will have a strong primary source of repayment usually consisting of strong historical cash flows along with strong secondary and tertiary repayment sources.  Subsequent repayment sources could consist of financially strong guarantors or low loan to value ratios on collateral with a strong secondary market or resale source. Companies fitting the profile of minimal risk will have low leverage, a defined management succession plan and a broad product mix.

Average – Borrowers that fit this classification would most likely be a typical middle market business or high net worth individual.  Loans would typically be secured and may have some reliance on inventory. Cash flow is adequate to service debt but may be susceptible to some deterioration due to cyclical, seasonal or economic events.  Management is experienced but is concentrated in a few key people. Credits fitting this classification would typically have at least one very strong repayment source and a good secondary repayment source. Company product mix may lack diversity. The majority of loans fall within this classification. Annual financial statements on the borrower and guarantor(s) should be obtained.

Satisfactory – Displays an acceptable degree of risk in the short-term. Unfavorable characteristics may exist, however, these are offset by the positive trends. Some unpredictability in earnings and cash flow may exist. Leverage may be higher than typical in the industry and liquidity less than desirable. Management, while competent, may not be experienced and lack depth. Secondary and tertiary sources of repayment may be limited. Companies in a start-up situation typically fit this classification. Other characteristics of this classification would be companies with volatility in earnings and/or increasing leverage.

Special Mention – A Special Mention asset has potential weaknesses that deserve management’s close attention. If left uncorrected these potential weaknesses may result in the deterioration of the repayment prospects for the asset or in the Bank’s credit position at some future date.  Special Mention assets are not adversely classified and do not expose the Bank to sufficient risk to warrant adverse classification.

Substandard - Assets classified Substandard have a well-defined weakness or weaknesses. A Substandard asset is inadequately protected by the current net worth or paying capacity of the obligor or pledged collateral, if any. It is characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Weaknesses are to be based upon objective evidence.

Doubtful - Assets classified Doubtful have all of the weaknesses inherent in those classified Substandard. In addition, these weaknesses make collection or liquidation in full highly questionable and improbable, on the basis of the currently existing facts, conditions and values.

Loss - Assets classified as Loss are considered uncollectible, or of such little value that the continuance of the loan or other asset on the books of the Bank is not warranted.  Some recovery of funds could be possible in the future, but the amount and probability of this recovery are not determinable, thus leaving little justification for the assets to remain on the books.

A Loss classification does not mean that an asset has no recovery or salvage value, but simply that it is not practical or desirable to defer writing off or reserving all or a portion of a basically worthless asset, even though partial recovery may be effected in the future.

Commercial Loans

Our underwriting philosophy is centered primarily around the borrower’s ability to generate adequate cash flow to service the debt in accordance with the terms and conditions of the loan agreement.  Understanding the borrower’s businesses along with their level of experience and the background of the principals is also a part of our lending philosophy.  Generally, our loans are secured by collateral and we assess the market value of the collateral and the strength it brings to the loan.  We generally require personal guarantees of the borrower’s principals and assess the financial strength and liquidity of each guarantor as part of our process.

Common risks to each class of commercial loans include risks that are not specific to the individual transactions such as general economic conditions within our markets.  There are risks associated with each individual transaction such as a change in marital status, disability or death of the borrower and the loss of value of our collateral due to market conditions.

In addition to these common risks, additional risks are inherent in certain types of commercial loans.

Commercial Construction and Land Development:

Commercial construction and land development loans are dependent upon the supply and demand for commercial real estate in the markets we serve as well as the demand for newly constructed residential homes and lots.  A continuing decrease in demand could result in significant decreases in the underlying collateral values and make repayment of the outstanding loans more difficult for our borrowers.

Commercial Mortgage and C&I Loans:

The repayment of commercial mortgage and C&I loans is primarily dependent upon the ability of our borrowers to produce cash flow consistent with original projections analyzed during the credit underwriting process.  While our loans are generally secured by collateral with limitations on maximum loan to value, there is the risk that liquidation of the collateral will not fully satisfy the loan balance.

Non-owner occupied nonresidential and multifamily properties:

Loans secured by non-residential properties such as office buildings, and loans secured by multifamily housing are dependent upon the ability of the property to produce enough cash flow sufficient to service the debt.  These types of properties are generally susceptible to high unemployment or generally weak economic conditions which can result in high vacancy rates.

Non-commercial loans

Most of our non-commercial loans are centrally underwritten.  When assessing credit risk, we analyze certain factors relating to credit performance such as payment history, credit utilization, length of credit history.  Since most of our non-commercial loans are secured, we evaluate the likely market value of the collateral.  Common risks that are not specific to individual loan transactions include economic conditions within or markets, particularly unemployment rates and potential declines in real estate values.  Personal events such as disability, death or a change in marital status also add risk to non-commercial loans.

In addition to these common risks, additional risks are inherent in certain types of non-commercial loans.

Revolving Mortgages:

Revolving loans such as home equity lines of credit (“HELOCs”), may be secured by first and junior liens on residential real estate making such loans susceptible to deterioration in residential real estate values.  Additional risks include lien perfection deficiencies.  Further, open end lines of credit have the inherent risk that the borrower may draw on the lines in excess of their collateral value particularly in a deteriorating real estate market.

Consumer Loans:

Consumer loans include loans secured by personal property such as automobiles, mobile homes, and other title recreational vehicles such as boats, RV’s and motorcycles.  Consumer loans also may include unsecured loans.  The value of the underlying collateral within this group of loans is especially volatile due to the potential rapid depreciation in values.

 Residential Construction and Permanent Mortgages:

Residential mortgages are typically secured by 1-4 family residential property and residential lots.  Declines in market value can result in residential mortgages with balances in excess of the value of the property securing the loan. Residential construction loans can experience delays in construction and cost overruns that can exceed the borrower’s financial ability to complete the home leading to unmarketable collateral.

Commercial Credit Exposure

Credit Risk Profile by Internally Assigned Grade

	Commercial- Land	Commercial- Construction	Commercial- Non-Real Estate	Commercial- Real Estate	Total	% Total

Prime	$—	$—	$3,489	$—	$3,489	2.1%
Excellent	—	—	50	8	58	0.1
Average	9,055	4,290	22,255	85,601	121,201	73.8
Satisfactory	1,738	927	993	24,360	28,018	17.1
Special Mention	166	381	558	2,534	3,639	2.2
Substandard	4,792	1,052	58	1,848	7,750	4.7
Doubtful	—	—	—	—	—	0.0
Loss	—	—	—	—	—	0.0
Total	$15,751	$6,650	$27,403	$114,351	$164,155	100.0%

Consumer Credit Exposure Credit Risk Profile

By Creditworthiness Category

	Residential- Real Estate Construction	Residential- Real Estate	Total

Grade:
Pass	$5,749	$358,302	$364,051
Special Mention	—	183	183
Substandard	—	3,320	3,320
Loss	—	—	—
Total	$5,749	$361,805	$367,554

Consumer Credit Exposure

Credit Risk Profile Based on Payment Activity

	Consumer- Mobile Homes	Consumer- Other Loans	Total

Performing	$37,906	$40,108	$78,014
Nonperforming	379	119	498
Total	$38,285	$40,227	$78,512

Age Analysis of Past Due Loans

As of September 30, 2011

	30-89 Days Past Due	Greater than 90 days Past Due	Total Past Due	Current	Total Loans	Recorded Investment > 90 days and Accruing

Commercial real estate loans	$660	$1,275	$1,935	$112,416	$114,351	$—
Commercial non-real estate loans	60	—	60	27,343	27,403	—
Commercial-construction loans	381	258	639	6,011	6,650	—
Commercial-land	500	360	860	14,891	15,751	239
Residential-construction loans	—	—	—	5,749	5,749	—
Residential-real estate loans	4,922	3,041	7,963	353,842	361,805	554
Consumer-Mobile home loans	1,025	379	1,404	36,881	38,285	—
Consumer-other	564	320	884	39,343	40,227	—
Total	$8,112	$5,633	$13,745	$596,476	$610,221	$793

The recorded investment in loans past due greater than 90 days and still accruing at September 30, 2010 was $805 thousand.

Impaired Loans

For the Year ended September 30, 2011

				Year to Date
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized

With no related allowance recorded:
Commercial real estate loans	$1,128	$2,095	$—	$1,713	$20
Commercial non-real estate	58	58	—	78	6
Commercial-construction loans	1,021	1,072	—	1,054	—
Commercial-land	360	754	—	621	8
Residential-real estate loans	—	—	—	—	—
Subtotal:	2,567	3,979	—	3,466	34
With an allowance recorded:
Commercial real estate loans	1,299	1,400	233	1,383	88
Commercial non-real estate	—	—	—	—	—
Commercial-construction loans	—	—	—	—	—
Commercial-land	4,473	5,445	250	5,121	—
Residential-real estate loans	355	355	65	355	20
Subtotal:	6,127	7,200	548	6,859	108
Totals:
Commercial	8,339	10,824	483	9,970	122
Residential	355	355	65	355	20
Total	$8,694	$11,179	$548	$10,325	$142

Modifications

As of September 30, 2011

	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment

Troubled debt restructuring occurring during the year ended September 30, 2011:
Commercial real estate loans	2	$2,426	$1,583
Commercial construction loans	10	793	763
Commercial land	3	5,811	4,473
Residential real estate loans	3	290	355
Total *	18	$9,320	$7,174

*	Of the amount of troubled debt restructurings presented above, all are on non-accrual with the exception of $1.1 million which are still accruing at September 30, 2011.

One commercial loan totaling $720 was classified as troubled debt restructuring due to a modification of terms allowing the customer to make interest-only payments for an amount of time.  One large commercial loan totaling $863 was classified as a troubled debt restructuring due to an extension of maturity date and an increase in amount borrowed.  One customer relationship with three residential real estate loans totaling $355 was modified by an extension of term, and reduction in interest rate to obtain a lower payment for the customer.

One large commercial credit relationship consisting of 13 loans involving a residential land development and five show homes in the Baton Rouge market area, the borrower of which filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code, was classified as a troubled debt restructuring due to modifications in accordance with a plan of bankruptcy/reorganization totaling $5.2 million.

Loans on Nonaccrual Status

At September 30, 2011 and September 30, 2010

	September 30, 2011	September 30, 2010

Commercial real estate loans	$1,275	$1,640
Commercial non-real estate loans	—	154
Commercial-construction loans	1,021	1,066
Commercial-land	4,594	6,042
Residential-construction loans	—	—
Residential-real estate loans	2,487	4,594
Consumer-Mobile home loans	379	458
Consumer-other	322	184
Total	$10,078	$14,138

A significant portion of total nonaccrual loans in 2010 and 2011 is related to the $5.2 million commercial credit relationship discussed above.

Related Party loans

The aggregate amount of loans to executive officers and directors of the Company and their related interests was approximately $667 and $707 at fiscal year-end 2011 and 2010, respectively. During fiscal 2011 and 2010 new loans aggregating approximately $187 and $0, respectively, and amounts collected of approximately $227 and $36 respectively, were transacted with such parties.